UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2017
____________________________________________________________
TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 9, 2017, TerraForm Power, Inc. (“TerraForm Power”) issued a press release announcing the reporting of its financial results for the quarter ended September 30, 2017. The press release also reported certain financial and operating metrics of TerraForm Power as of or for the quarters ended September 30, 2017 and 2016. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

On November 9, 2017, TerraForm Power also posted presentation materials to the Investors section of its website at http://www.terraformpower.com, which were made available in connection with a previously announced November 10, 2017 investor conference call. A copy of the presentation is furnished herewith as Exhibit 99.2.

In the attached press release and presentation, TerraForm Power discloses items not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), or non-GAAP financial measures (as defined in Regulation G promulgated by the U.S. Securities and Exchange Commission). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is contained in the attached press release and presentation.

The information in this Current Report on Form 8-K (including the exhibit attached hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K (including the exhibit attached hereto) shall not be incorporated by reference into any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release and presentation attached as an exhibit hereto, this Form 8-K and the press release and presentation contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release and presentation regarding these forward-looking statements.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated November 9, 2017, titled “TerraForm Power Reports Third Quarter 2017 Financial Results and Files Form 10-Q”
99.2	Presentation materials, dated November 10, 2017, titled “TerraForm Power Q3 2017 Supplemental Information”

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated November 9, 2017, titled “TerraForm Power Reports Third Quarter 2017 Financial Results and Files Form 10-Q”
99.2	Presentation materials, dated November 10, 2017, titled “TerraForm Power Q3 2017 Supplemental Information”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: November 9, 2017	By:	/s/ Matthew Berger
	Name:	Matthew Berger
	Title:	Chief Financial Officer